Exhibit 10.1

SECOND AMENDMENT TO

STOCKHOLDERS’ AGREEMENT

THIS SECOND AMENDMENT TO STOCKHOLDERS’ AGREEMENT (the “Second Amendment”) is made as of September 14, 2010 among Vestar Capital Partners IV, L.P. (“VCP”), Vestar Cup Investment, LLC (“Vestar Investment”), Vestar Cup Investment II, LLC (“Vestar Investment II”), SCC Holding Company LLC (“Holdings LLC”), Solo Cup Company, a Delaware corporation (“New Solo”), Solo Cup Investment Corporation (the “Company”) and the individuals identified on the signature pages hereto as Management Investors (the “Management Investors”). VCP, Vestar Investment, Vestar Investment II, Holdings LLC, New Solo, the Company and the Management Investors are collectively referred to herein as the “Parties.”

RECITALS

A. Each of the Parties is a party to that certain Stockholders’ Agreement dated as of February 27, 2004, as amended through and including the First Amendment to Stockholders’ Agreement dated as of June 26, 2008 (as so amended, the “Original Agreement”). Capitalized terms not otherwise defined in this Second Amendment shall have that meaning specified in the Original Agreement.

B. The Parties have agreed to amend the Original Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties hereto agree as follows:

1. The foregoing recitals stated above are incorporated herein by reference.

2. Section 2.5(d) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(d) FEES. Fees may be paid to any Outside Director(s) serving on the Board, the New Solo Board or the board of directors of any Subsidiary, provided that such fees may not exceed an aggregate annual amount of $150,000, and further provided that this provision shall not prohibit reimbursement of reasonable out-of-pocket expenses incurred by any Director in connection with attendance at each meeting of the Board and the New Solo Board.”

3. This Second Amendment is binding upon and inures to the benefit of the heirs, successors and assigns of the Parties hereto, as applicable, and shall become effective on the date set forth above.

4. Each of the Parties that is not a natural person represents and warrants that the individual signing this Second Amendment on its behalf has the requisite authority to bind such party.

5. This Second Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Second Amendment, and all such counterparts together shall constitute one and the same Second Amendment.

6. Except as provided herein, in all other respects said Original Agreement shall remain in full force and effect.

[Signature pages follow]

Signature Page 1 of 2 to Second Amendment

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on its behalf as of the date first written above.

SOLO CUP INVESTMENT CORPORATION

By: /s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	Chief Executive Officer and President

SCC HOLDING COMPANY LLC

By: /s/ Robert L. Hulseman
Name:	Robert L. Hulseman
Title:	Chairman and Chief Executive Officer

SOLO CUP COMPANY

By: /s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	Chief Executive Officer and President

VESTAR CAPITAL PARTNERS IV, L.P.

By: Vestar Associates IV, L.P., its general partner

By: Vestar Associates Corporation IV, its general partner

By: /s/ Kevin A. Mundt
Name:	Kevin A. Mundt
Title:	Managing Director

Signature Page 2 of 2 to Second Amendment

VESTAR CUP INVESTMENT, LLC

By:	Vestar Capital Partners IV, L.P., its managing member

By:	Vestar Associates IV, L.P., its general partner

By:	Vestar Associates Corporation IV, its general partner

By:	/s/ Kevin A. Mundt
Name: Kevin A. Mundt Title: Managing Director

VESTAR CUP INVESTMENT II, LLC

By:	Vestar Capital Partners IV, L.P., its managing member

By:	Vestar Associates IV, L.P., its general partner

By:	Vestar Associates Corporation IV, its general partner

By:	/s/ Kevin A. Mundt
Name: Kevin A. Mundt
Title: Managing Director

MANAGEMENT INVESTORS:

/s/ Robert M. Korzenski
Robert M. Korzenski

/s/ Jan Stern Reed
Jan Stern Reed

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